Exhibit (b)

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report on Form N-CSR of FS Global Credit Opportunities Fund—T2 (the “Company”) for the period from February 27, 2017 (Inception) through December 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Form N-CSR”), Michael C. Forman, as Chief Executive Officer of the Company, and William Goebel, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

•	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2018

/s/ MICHAEL C. FORMAN
Michael C. Forman
Chief Executive Officer

/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer